Valuation Discussion for the
Board of Directors of

First Farmers and Merchants
Corporation

Columbia, Tennessee

November 17, 2015

Executive  Summary

Sheshunoff & Co. Investment Banking was engaged by First Farmers and Merchants Corporation (the “Company”) to determine the fair value of the Company’s common stock as of September 30, 2015 for the purpose of assisting the Board of Directors in:

Determining the fair value merger consideration per share to be paid in connection with a proposed “going private,” SEC de-registration reorganization transaction.

  Fair Value information provided by General Counsel is defined in Section 48-23-101(4) of the Tennessee Code as:

     “The fair value, with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation 2008 of the corporate action to which the dissenter objects, including any appreciation or depreciation in anticipation of the corporate action. ”

Executive  Summary

General Counsel also advised Sheshunoff that the Supreme Court of Tennessee has relied on the “Delaware Block Method” to determine fair value which requires the use of three different methods with appropriate weight given to each method based on the circumstances specific to the corporation. These methods include:

1)	the earnings value method;
2)	the market value method; and
3)	the asset value method

Definition of Fair Value pending confirmation by legal counsel.

Demographic  Overview

Market  Demographics

						Projected	Median	Projected
		Deposit	Percent of	Total	Population	Population	HH	HH Income
		Market	State	Population	Change	Change	Income	Change
	Number of	Share	Franchise	2016	2010-2016	2016-2021	2016	2016-2021
County	Branches	(% )	(% )	(Actual)	(% )	(% )	($)	(% )
Maury	8	49.14	57.97	87,820	8.48	6.71	48,303	12.26
Lawrence	3	28.79	16.13	42,482	1.46	2.37	42,416	9.41
Marshall	1	20.15	9.03	31,502	2.89	3.10	45,382	7.73
Hickman	2	34.84	6.92	24,471	(0.89)	1.45	39,363	5.51
Williamson	2	0.73	4.65	213,927	16.78	9.53	95,167	9.96
Dickson	1	2.96	2.30	50,964	2.61	3.05	45,640	6.97
Giles	1	3.59	2.25	28,747	(2.50)	0.02	41,718	9.85
Davidson	1	0.03	0.75	683,236	9.02	6.30	49,502	11.87
TN Totals	19		100	1,163,149
Weighted Average: Tennessee Franchise					6.20	5.22	48,447	10.64
Aggregate: Entire State of Tennessee				6,623,654	4.37	3.82	46,781	7.13
Aggregate: National				322,431,073	4.43	3.69	55,551	7.77

Market Unemployment Data

				Unemployment Rate
County	Dec-11	Mar-12	Jun-12	Sep-12	Dec-12	Mar-13	Jun-13	Sep-13
Maury	10.6%	9.6%	10.0%	8.9%	8.8%	8.9%	9.6%	9.0%
Lawrence	11.1%	11.2%	12.2%	10.3%	11.2%	12.1%	12.6%	11.8%
Marshall	12.2%	12.1%	12.2%	10.7%	10.8%	10.3%	10.8%	10.1%
Hickman	9.8%	9.9%	10.3%	7.9%	8.5%	8.5%	8.8%	7.6%
Williamson	5.4%	5.2%	5.9%	5.2%	5.0%	5.1%	6.1%	5.7%
Dickson	9.0%	8.8%	8.9%	7.2%	7.3%	7.2%	7.6%	6.8%
Giles	9.4%	9.2%	10.0%	8.8%	9.2%	9.6%	10.3%	9.4%
Davidson	6.9%	6.6%	7.3%	6.6%	6.2%	6.3%	7.1%	6.7%

Deposit Weighted Average	10.4%	9.9%	10.3%	9.0%	9.1%	9.3%	9.9%	9.2%
State of Tennessee	8.2%	8.3%	8.7%	7.7%	7.9%	8.4%	8.9%	8.0%
U.S.	8.3%	8.4%	8.4%	7.6%	7.6%	7.6%	7.8%	7.0%

				Unemployment Rate
County	Dec-13	Mar-14	Jun-14	Sep-14	Dec-14	Mar-15	Jun-15	Sep-15
Maury	7.8%	7.2%	7.5%	6.8%	6.4%	5.3%	5.6%	5.2%
Lawrence	10.6%	10.4%	10.4%	9.1%	9.2%	7.1%	7.3%	6.5%
Marshall	8.6%	8.1%	8.5%	7.5%	7.4%	5.5%	6.3%	5.9%
Hickman	7.2%	6.9%	7.6%	6.4%	6.8%	6.0%	6.3%	5.6%
Williamson	4.8%	4.6%	5.4%	4.8%	4.4%	3.9%	4.6%	4.1%
Dickson	6.0%	6.5%	6.6%	5.6%	5.7%	5.8%	6.0%	5.5%
Giles	8.3%	7.4%	7.7%	6.7%	6.5%	5.4%	5.7%	5.2%
Davidson	5.7%	5.5%	6.0%	5.5%	5.1%	4.4%	4.9%	4.6%

Deposit Weighted Average	8.1%	7.6%	7.9%	7.1%	6.9%	5.6%	5.9%	5.5%
State of Tennessee	7.3%	7.0%	7.4%	6.6%	6.4%	5.8%	6.3%	5.7%
U.S.	6.5%	6.8%	6.3%	5.7%	5.4%	5.6%	5.5%	4.9%

Deposit  Market  Share

Maury, TN				2015	2015	2014	2014
				Total	Total	Total	Total
			2015	Deposits in	Market	Deposits in	Market	Deposit
2015	2014		Number of	Market	Share	Market	Share	Growth
Rank	Rank	Institution (ST)	Branches	($000)	(% )	($000)	(% )	2014-15
1	1	First Farmers Merchants Corp. (TN)	8	612,635	49.14	558,181	45.33	9.8%
2	2	Community First Inc. (TN)	5	268,872	21.57	267,498	21.72	0.5%
3	3	Regions Financial Corp. (AL)	4	150,949	12.11	145,602	11.82	3.7%
4	5	Heritage Bank & Trust (TN)	2	90,810	7.28	92,210	7.49	-1.5%
5	4	First Horizon National Corp. (TN)	2	64,037	5.14	113,224	9.20	-43.4%
6	7	TriStar Bancshares Inc. (TN)	1	31,910	2.56	24,974	2.03	27.8%
7	6	U.S. Bancorp (MN)	2	27,481	2.20	29,646	2.41	-7.3%
8	NA	Simmons First National Corp. (AR)	1	0	0.00	NA	NA	NA
		Total For Institutions In Market	25	1,246,694		1,231,335		1.2%

Lawrence, TN				2015	2015	2014	2014
				Total	Total	Total	Total
			2015	Deposits in	Market	Deposits in	Market	Deposit
2015	2014		Number of	Market	Share	Market	Share	Growth
Rank	Rank	Institution (ST)	Branches	($000)	(% )	($000)	(% )	2014-15
1	1	First Farmers Merchants Corp. (TN)	3	170,521	28.79	154,005	26.58	10.7%
2	2	Capital Bank Finl Corp (FL)	2	80,572	13.60	80,878	13.96	-0.4%
3	3	SunTrust Banks Inc. (GA)	1	74,675	12.61	75,162	12.97	-0.6%
4	4	First Horizon National Corp. (TN)	2	70,261	11.86	73,367	12.66	-4.2%
5	5	First Volunteer Corp. (TN)	2	63,305	10.69	62,289	10.75	1.6%
6	6	FCB Corp. (TN)	1	60,923	10.29	59,220	10.22	2.9%
7	7	Lawrenceburg Federal Bank (TN)	1	41,712	7.04	42,118	7.27	-1.0%
8	8	Frankewing Bancshares Inc. (TN)	1	30,255	5.11	32,434	5.60	-6.7%
		Total For Institutions In Market	13	592,224		579,473		2.2%

Deposit  Market  Share, cont.

Marshall, TN				2015	2015	2014	2014
				Total	Total	Total	Total
			2015	Deposits in	Market	Deposits in	Market	Deposit
2015	2014		Number of	Market	Share	Market	Share	Growth
Rank	Rank	Institution (ST)	Branches	($000)	(% )	($000)	(% )	2014-15
1	1	First Commerce Bancorp Inc. (TN)	3	223,254	47.13	214,374	47.44	4.1%
2	2	First Farmers Merchants Corp. (TN)	1	95,482	20.15	84,510	18.70	13.0%
3	3	CBS Banc-Corp. (AL)	2	47,556	10.04	48,515	10.74	-2.0%
4	4	First Pulaski National Corp. (TN)	2	40,797	8.61	40,494	8.96	0.7%
5	5	First Horizon National Corp. (TN)	1	35,046	7.40	34,355	7.60	2.0%
6	6	Clayton HC Inc. (TN)	1	31,611	6.67	29,650	6.56	6.6%
		Total For Institutions In Market	10	473,746		451,898		4.8%

Hickman, TN				2015	2015	2014	2014
				Total	Total	Total	Total
			2015	Deposits in	Market	Deposits in	Market	Deposit
2015	2014		Number of	Market	Share	Market	Share	Growth
Rank	Rank	Institution (ST)	Branches	($000)	(% )	($000)	(% )	2014-15
1	1	Community First Inc. (TN)	2	110,175	52.48	109,120	52.86	1.0%
2	2	First Farmers Merchants Corp. (TN)	2	73,145	34.84	71,524	34.65	2.3%
3	3	Southeastern Bancorp Inc. (TN)	1	26,636	12.69	25,800	12.50	3.2%
		Total For Institutions In Market	5	209,956		206,444		1.7%

Deposit  Market  Share, cont.

Williamson, TN				2015	2015	2014	2014
				Total	Total	Total	Total
			2015	Deposits in	Market	Deposits in	Market	Deposit
2015	2014		Number of	Market	Share	Market	Share	Growth
Rank	Rank	Institution (ST)	Branches	($000)	(% )	($000)	(% )	2014-15
1	1	Franklin Financial Network Inc (TN)	6	1,287,364	19.05	747,531	12.95	72.2%
2	2	Regions Financial Corp. (AL)	10	761,029	11.26	724,014	12.54	5.1%
3	3	Bank of America Corp. (NC)	5	741,101	10.97	594,949	10.31	24.6%
4	4	Pinnacle Financial Partners (TN)	4	622,522	9.21	557,733	9.66	11.6%
5	6	First Horizon National Corp. (TN)	10	560,102	8.29	503,471	8.72	11.2%
6	5	Fifth Third Bancorp (OH)	8	443,056	6.56	555,774	9.63	-20.3%
7	7	SunTrust Banks Inc. (GA)	7	360,101	5.33	315,789	5.47	14.0%
8	8	Commerce Union Bancshares Inc. (TN)	3	322,752	4.78	314,382	5.45	2.7%
9	9	U.S. Bancorp (MN)	10	267,869	3.96	238,444	4.13	12.3%
10	10	BancorpSouth Inc. (MS)	2	176,468	2.61	171,776	2.98	2.7%
21	20	First Farmers Merchants Corp. (TN)	2	49,103	0.73	50,046	0.87	-1.9%
		Total For Institutions In Market	103	6,758,576		5,773,052		17.1%

Dickson, TN				2015	2015	2014	2014
				Total	Total	Total	Total
			2015	Deposits in	Market	Deposits in	Market	Deposit
2015	2014		Number of	Market	Share	Market	Share	Growth
Rank	Rank	Institution (ST)	Branches	($000)	(% )	($000)	(% )	2014-15
1	1	Southeastern Bancorp Inc. (TN)	7	249,552	30.42	246,139	31.73	1.4%
2	2	Dickson Financial Corp. (TN)	4	188,154	22.93	185,945	23.97	1.2%
3	3	TriStar Bancshares Inc. (TN)	4	152,544	18.59	141,457	18.24	7.8%
4	6	Pinnacle Financial Partners (TN)	1	51,218	6.24	33,938	4.38	50.9%
5	4	U.S. Bancorp (MN)	1	50,920	6.21	48,742	6.28	4.5%
6	5	Traditions First Bank (TN)	1	38,177	4.65	35,695	4.60	7.0%
7	7	First South Bancorp Inc. (TN)	1	32,878	4.01	33,310	4.29	-1.3%
8	8	Regions Financial Corp. (AL)	1	32,737	3.99	28,092	3.62	16.5%
9	9	First Farmers Merchants Corp. (TN)	1	24,299	2.96	22,345	2.88	8.7%
		Total For Institutions In Market	21	820,479		775,663		5.8%

Deposit  Market  Share, cont.

Giles, TN				2015	2015	2014	2014
				Total	Total	Total	Total
			2015	Deposits in	Market	Deposits in	Market	Deposit
2015	2014		Number of	Market	Share	Market	Share	Growth
Rank	Rank	Institution (ST)	Branches	($000)	(% )	($000)	(% )	2014-15
1	1	First Pulaski National Corp. (TN)	5	326,780	49.34	324,380	49.57	0.7%
2	2	Frankewing Bancshares Inc. (TN)	2	155,264	23.44	155,015	23.69	0.2%
3	3	SunTrust Banks Inc. (GA)	1	63,709	9.62	58,291	8.91	9.3%
4	4	Commerce Bancshares Inc. (TN)	1	50,603	7.64	48,598	7.43	4.1%
5	5	CBS Banc-Corp. (AL)	2	42,193	6.37	41,723	6.38	1.1%
6	6	First Farmers Merchants Corp. (TN)	1	23,805	3.59	26,405	4.03	-9.8%
		Total For Institutions In Market	12	662,354		654,412		1.2%

Davidson, TN				2015	2015	2014	2014
				Total	Total	Total	Total
			2015	Deposits in	Market	Deposits in	Market	Deposit
2015	2014		Number of	Market	Share	Market	Share	Growth
Rank	Rank	Institution (ST)	Branches	($000)	(% )	($000)	(% )	2014-15
1	1	Bank of America Corp. (NC)	18	6,928,530	24.44	5,498,465	21.38	26.0%
2	3	SunTrust Banks Inc. (GA)	29	4,934,348	17.40	4,496,028	17.49	9.7%
3	2	Regions Financial Corp. (AL)	33	4,929,935	17.39	4,857,948	18.89	1.5%
4	4	Pinnacle Financial Partners (TN)	9	2,445,469	8.63	2,275,132	8.85	7.5%
5	5	First Horizon National Corp. (TN)	18	1,523,625	5.37	1,605,651	6.24	-5.1%
6	6	Wells Fargo & Co. (CA)	8	1,147,366	4.05	1,200,344	4.67	-4.4%
7	7	U.S. Bancorp (MN)	23	956,830	3.37	959,522	3.73	-0.3%
8	8	Fifth Third Bancorp (OH)	18	817,974	2.89	794,072	3.09	3.0%
9	9	Avenue Financial Holdings Inc. (TN)	5	789,804	2.79	721,608	2.81	9.5%
10	10	CapStar Bank (TN)	2	760,520	2.68	671,260	2.61	13.3%
31	NA	First Farmers Merchants Corp. (TN)	1	7,898	0.03	NA	NA	NA
		Total For Institutions In Market	207	28,350,723		25,713,459		10.3%

Page11

Performance  Overview

Page12

Company  Financial  Summary

Balance Sheet

						Changes 2013-2014		CAGR
	2010	2011	2012	2013	2014	Dollar	Percent	2010-2014
Interest Bearing Deposits	$4,238	$38,594	$31,953	$25,166	$10,087	($15,079)	-59.9%	24.2%
Fed Funds Sold	17,100	16,500	15,000	9,850	1,700	(8,150)	-82.7%	-43.8%
Securities	272,275	349,501	377,490	357,570	419,888	62,318	17.4%	11.4%
Loans & Leases	562,283	520,307	569,615	606,605	652,406	45,801	7.6%	3.8%
TOTAL EARNING ASSETS	$855,896	$924,902	$994,058	$999,191	$1,084,081	$84,890	8.5%	6.1%
Allowance for Loan Losses	($9,420)	($9,200)	($8,809)	($8,595)	($7,934)	$661	-7.7%	NA
Cash & Equivalents	11,161	17,926	23,443	20,391	18,510	(1,881)	-9.2%	13.5%
Fixed Assets	22,842	25,537	26,418	24,868	25,774	906	3.6%	3.1%
Other Real Estate Owned (OREO)	7,927	8,827	5,678	1,438	5	(1,433)	-99.7%	-84.2%
Goodwill	9,018	9,018	9,018	9,018	9,018	0	0.0%	0.0%
Mortgage Servicing Rights	0	0	0	0	0	0	0.0%	NA
Other Intangible Assets	19	0	0	0	0	0	0.0%	NA
Other Assets	44,266	40,798	41,682	46,075	41,542	(4,533)	-9.8%	-1.6%
TOTAL ASSETS	$941,709	$1,017,808	$1,091,488	$1,092,386	$1,170,996	$78,610	7.2%	5.6%

Demand Deposits	$78,133	$85,789	$106,488	$110,019	$125,336	$15,317	13.9%	12.5%
NOW & Interest Bearing Deposits	101,492	96,615	99,230	55,035	102,272	47,237	85.8%	0.2%
Money Market & Other Savings	365,690	432,375	478,933	553,450	566,028	12,578	2.3%	11.5%
Certificate of Deposits < $100M	140,566	133,149	128,040	116,056	105,072	(10,984)	-9.5%	-7.0%
Certificate of Deposits > $100M	105,947	108,507	120,161	122,777	121,246	(1,531)	-1.2%	3.4%
TOTAL DEPOSITS	$791,828	$856,435	$932,852	$957,337	$1,019,954	$62,617	6.5%	6.5%
Fed Funds & Repos	$5,813	$16,347	$17,069	$18,095	$22,834	$4,739	26.2%	40.8%
Short Term Borrowings	7,372	7,000	10,100	0	0	0	0.0%	NA
Long Term Borrowings	17,100	10,100	0	0	0	0	0.0%	NA
Other Liabilities	13,374	15,777	18,672	12,750	13,623	873	6.8%	0.5%
TOTAL LIABILITIES	$835,487	$905,659	$978,693	$988,182	$1,056,411	$68,229	6.9%	6.0%
Trust Preferred	0	0	0	0	0	$0	0.0%	NA
Minority Interest	95	95	95	95	95	0	0.0%	0.0%
Preferred Stock	0	0	0	0	0	0	0.0%	NA
Other Comprehensive Income	($809)	$3,208	$1,738	($9,001)	($2,125)	$6,876	-76.4%	NA
Common Equity	106,936	108,846	110,962	113,110	116,615	3,505	3.1%	2.2%
TOTAL COMMON EQUITY	$106,127	$112,054	$112,700	$104,109	$114,490	$10,381	10.0%	1.9%
TOTAL EQUITY	$106,222	$112,149	$112,795	$104,204	$114,585	$10,381	10.0%	1.9%
TOTAL LIABS & EQUITY	$941,709	$1,017,808	$1,091,488	$1,092,386	$1,170,996	$78,610	7.2%	5.6%

Page13

Company  Financial  Summary

Common  Sized Balance  Sheet

	2010	2011	2012	2013	2014	Average
Interest Bearing Deposits	0.5%	3.8%	2.9%	2.3%	0.9%	2.1%
Fed Funds Sold	1.8%	1.6%	1.4%	0.9%	0.1%	1.2%
Securities	28.9%	34.3%	34.6%	32.7%	35.9%	33.3%
Loans & Leases	59.7%	51.1%	52.2%	55.5%	55.7%	54.9%
TOTAL EARNINGASSETS	90.9%	90.9%	91.1%	91.5%	92.6%	91.4%
Allowance for Loan Losses	-1.0%	-0.9%	-0.8%	-0.8%	-0.7%	-0.8%
Cash & Equivalents	1.2%	1.8%	2.1%	1.9%	1.6%	1.7%
Fixed Assets	2.4%	2.5%	2.4%	2.3%	2.2%	2.4%
Other Real Estate Owned (OREO)	0.8%	0.9%	0.5%	0.1%	0.0%	0.5%
Goodwill	1.0%	0.9%	0.8%	0.8%	0.8%	0.9%
Mortgage Servicing Rights	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Other Intangible Assets	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Other Assets	4.7%	4.0%	3.8%	4.2%	3.5%	4.1%
TOTAL ASSETS	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Demand Deposits	8.3%	8.4%	9.8%	10.1%	10.7%	9.5%
NOW & Interest Bearing Deposits	10.8%	9.5%	9.1%	5.0%	8.7%	8.6%
Money Market & Other Sav. Accts	38.8%	42.5%	43.9%	50.7%	48.3%	44.8%
Certificate of Deposits < $100M	14.9%	13.1%	11.7%	10.6%	9.0%	11.9%
Certificate of Deposits > $100M	11.3%	10.7%	11.0%	11.2%	10.4%	10.9%
TOTAL DEPOSITS	84.1%	84.1%	85.5%	87.6%	87.1%	85.7%
Fed Funds & Repos	0.6%	1.6%	1.6%	1.7%	1.9%	1.5%
Short Term Borrowings	0.8%	0.7%	0.9%	0.0%	0.0%	0.5%
Long Term Borrowings	1.8%	1.0%	0.0%	0.0%	0.0%	0.6%
Other Liabilities	1.4%	1.6%	1.7%	1.2%	1.2%	1.4%

TOTAL LIABILITIES	88.7%	89.0%	89.7%	90.5%	90.2%	89.6%
Trust Preferred	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Minority Interest	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Other Comprehensive Income	-0.1%	0.3%	0.2%	-0.8%	-0.2%	-0.1%
Common Equity	11.4%	10.7%	10.2%	10.4%	10.0%	10.5%
TOTAL COMMON EQUITY	11.3%	11.0%	10.3%	9.5%	9.8%	10.4%
TOTAL EQUITY	11.3%	11.0%	10.3%	9.5%	9.8%	10.4%
TOTAL LIABS & EQUITY	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Page14

Company  Financial  Summary  – Interim

Balance Sheet

	CAGR	Regulatory Reports		Difference
	2010 - 2014	2014	9/30/15	Dollar	Percent
Interest Bearing Deposits	24.2%	$10,087	$8,956	($1,131)	-11.2%
Fed Funds Sold	-43.8%	1,700	0	(1,700)	-100.0%
Securities	11.4%	419,888	406,593	(13,295)	-3.2%
Loans & Leases	3.8%	652,406	728,416	76,010	11.7%
TOTAL EARNING ASSETS	6.1%	$1,084,081	$1,143,965	$59,884	5.5%
Allowance for Loan Losses	NA	($7,934)	($8,585)	($651)	8.2%
Cash & Equivalents	13.5%	18,510	20,302	1,792	9.7%
Fixed Assets	3.1%	25,774	25,741	(33)	-0.1%
Other Real Estate Owned (OREO)	-84.2%	5	90	85	1700.0%
Goodwill	0.0%	9,018	9,018	0	0.0%
Mortgage Servicing Rights	NA	0	0	0	NA
Other Intangible Assets	NA	0	0	0	NA
Other Assets	-1.6%	41,542	40,365	(1,177)	-2.8%
TOTAL ASSETS	5.6%	$1,170,996	$1,230,896	$59,900	5.1%

Demand Deposits	12.5%	$125,336	$132,368	$7,032	5.6%
NOW & Interest Bearing Deposits	0.2%	102,272	83,182	(19,090)	-18.7%
Money Market & Other Savings	11.5%	566,028	626,980	60,952	10.8%
Certificate of Deposits < $100M	-7.0%	105,072	102,483	(2,589)	-2.5%
Certificate of Deposits > $100M	3.4%	121,246	116,188	(5,058)	-4.2%
TOTAL DEPOSITS	6.5%	$1,019,954	$1,061,201	$41,247	4.0%
Fed Funds & Repos	40.8%	$22,834	$36,451	$13,617	59.6%
Short Term Borrowings	NA	0	0	0	NA
Long Term Borrowings	NA	0	0	0	NA
Other Liabilities	0.5%	13,623	13,282	(341)	-2.5%
TOTAL LIABILITIES	6.0%	$1,056,411	$1,110,934	$54,523	5.2%
Trust Preferred	NA	0	0	0	NA
Minority Interest	0.0%	95	95	0	0.0%
Preferred Stock	NA	0	0	0	NA
Other Comprehensive Income	NA	($2,125)	$239	$2,364	-111.2%
Common Equity	2.2%	116,615	119,628	3,013	2.6%
TOTAL COMMON EQUITY	1.9%	$114,490	$119,867	$5,377	4.7%
TOTAL EQUITY	1.9%	$114,585	$119,962	$5,377	4.7%
TOTAL LIABS & EQUITY	5.6%	$1,170,996	$1,230,896	$59,900	5.1%

Page15

Company  Financial  Summary  – Interim

Common Sized Balance Sheet

	Average	Regulatory Reports
	2010 - 2014	2014	9/30/15
Interest Bearing Deposits	2.1%	0.9%	0.7%
Fed Funds Sold	1.2%	0.1%	0.0%
Securities	33.3%	35.9%	33.0%
Loans & Leases	54.9%	55.7%	59.2%
TOTAL EARNING ASSETS	91.4%	92.6%	92.9%
Allowance for Loan Losses	-0.8%	-0.7%	-0.7%
Cash & Equivalents	1.7%	1.6%	1.6%
Fixed Assets	2.4%	2.2%	2.1%
Other Real Estate Owned (OREO)	0.5%	0.0%	0.0%
Goodwill	0.9%	0.8%	0.7%
Mortgage Servicing Rights	0.0%	0.0%	0.0%
Other Intangible Assets	0.0%	0.0%	0.0%
Other Assets	4.1%	3.5%	3.3%
TOTAL ASSETS	100.0%	100.0%	100.0%

Demand Deposits	9.5%	10.7%	10.8%
NOW & Interest Bearing Deposits	8.6%	8.7%	6.8%
Money Market & Other Sav. Accts	44.8%	48.3%	50.9%
Certificate of Deposits < $100M	11.9%	9.0%	8.3%
Certificate of Deposits > $100M	10.9%	10.4%	9.4%
TOTAL DEPOSITS	85.7%	87.1%	86.2%
Fed Funds & Repos	1.5%	1.9%	3.0%
Short Term Borrowings	0.5%	0.0%	0.0%
Long Term Borrowings	0.6%	0.0%	0.0%
Other Liabilities	1.4%	1.2%	1.1%

TOTAL LIABILITIES	89.6%	90.2%	90.3%
Trust Preferred	0.0%	0.0%	0.0%
Minority Interest	0.0%	0.0%	0.0%
Preferred Stock	0.0%	0.0%	0.0%
Other Comprehensive Income	-0.1%	-0.2%	0.0%
Common Equity	10.5%	10.0%	9.7%
TOTAL COMMON EQUITY	10.4%	9.8%	9.7%
TOTAL EQUITY	10.4%	9.8%	9.7%
TOTAL LIABS & EQUITY	100.0%	100.0%	100.0%

Page16

Company  Financial  Summary

Income Statement

						Changes 2013-2014		CAGR
	2010	2011	2012	2013	2014	Dollar	Percent	2010-2014
Interest Income - Tax Equivalent	$42,303	$40,631	$38,738	$39,403	$38,624	($779)	-2.0%	-2.2%
Interest Expense	7,001	4,942	3,841	2,907	2,405	(502)	-17.3%	-23.4%
NET INTEREST INCOME	$35,302	$35,689	$34,897	$36,496	$36,219	($277)	-0.8%	0.6%
Provision for Loan Losses	$1,896	$3,125	$1,120	$0	$0	$0	0.0%	NA
Service Charges	$5,358	$3,678	$3,366	$3,096	$3,006	($90)	-2.9%	-13.5%
Fiduciary Fees	1,965	1,999	2,119	2,298	2,490	192	8.4%	6.1%
Insurance Commissions and Fees	187	171	162	84	97	13	15.5%	-15.1%
Net Gain on Sale of OREO/Other Assets	(2,439)	(994)	(1,414)	(323)	516	839	-259.8%	NA
Net Servicing Fees	0	0	0	0	0	0	0.0%	NA
Net Gain on Sale of Loans/Leases	521	469	510	467	324	(143)	-30.6%	-11.2%
Other Fee Income	0	36	231	361	410	49	13.6%	NA
Other Non-Interest Income	1,860	3,659	3,824	3,749	3,694	(55)	-1.5%	18.7%
NON-INTEREST INCOME	$7,452	$9,018	$8,798	$9,732	$10,537	$805	8.3%	9.0%
Securities Gains (Losses)	$1,614	$1,458	$2,294	$829	$651	($178)	-21.5%	-20.3%
Salaries & Benefits	$15,888	$18,836	$16,485	$18,331	$17,557	($774)	-4.2%	2.5%
Fixed Assets	3,684	3,711	3,861	3,977	3,924	(53)	-1.3%	1.6%
Other Expense	12,683	10,569	10,247	10,935	10,805	(130)	-1.2%	-3.9%
NON-INTEREST EXPENSE	$32,255	$33,116	$30,593	$33,243	$32,286	($957)	-2.9%	0.0%
PRE-TAX INCOME	$10,217	$9,924	$14,276	$13,814	$15,121	$1,307	9.5%	10.3%

Income Taxes	$1,003	$744	$3,040	$2,700	$3,556	$856	31.7%	37.2%
Tax-Exempt Adjustment	1,992	2,168	1,816	1,487	1,307	(180)	-12.1%	-10.0%
INCOME BEFORE EXTRAS	$7,222	$7,012	$9,420	$9,627	$10,258	$451	6.6%	9.2%
Net Income:Noncontrolling Interests	16	16	16	16	16	0	0.0%	0.0%
Extraordinary Items	0	0	0	0	0	0	0.0%	NA
NET INCOME	$7,206	$6,996	$9,404	$9,611	$10,242	$451	6.6%	9.2%

Preferred Dividends	$0	$0	$0	$0	$0
Common Dividends	$4,039	$3,964	$3,888	$3,741	$3,640

Page17

Company  Financial  Summary

Common Sized Income Statement

	2010	2011	2012	2013	2014	Average
Interest Income - Tax Equivalent	4.46%	4.13%	3.71%	3.62%	3.46%	3.87%
Interest Expense	0.74%	0.50%	0.37%	0.27%	0.22%	0.42%
NET INTEREST INCOME	3.72%	3.63%	3.34%	3.35%	3.24%	3.46%
Provision for Loan Losses	0.20%	0.32%	0.11%	0.00%	0.00%	0.12%
Service Charges	0.56%	0.37%	0.32%	0.28%	0.27%	0.36%
Fiduciary Fees	0.21%	0.20%	0.20%	0.21%	0.22%	0.21%
Insurance Commissions and Fees	0.02%	0.02%	0.02%	0.01%	0.01%	0.01%
Net Gain on Sale of OREO/Other Assets	-0.26%	-0.10%	-0.14%	-0.03%	0.05%	-0.10%
Net Servicing Fees	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Gain on Sale of Loans/Leases	0.05%	0.05%	0.05%	0.04%	0.03%	0.04%
Other Fee Income	0.00%	0.00%	0.02%	0.03%	0.04%	0.02%
Other Non-Interest Income	0.20%	0.37%	0.37%	0.34%	0.33%	0.32%
NON-INTEREST INCOME	0.79%	0.92%	0.84%	0.89%	0.94%	0.88%
Security Gains (Losses)	0.17%	0.15%	0.22%	0.08%	0.06%	0.13%
Salaries & Benefits	1.67%	1.91%	1.58%	1.68%	1.57%	1.68%
Fixed Assets	0.39%	0.38%	0.37%	0.37%	0.35%	0.37%
Other Expense	1.34%	1.07%	0.98%	1.00%	0.97%	1.07%
NON-INTEREST EXPENSE	3.40%	3.37%	2.93%	3.05%	2.89%	3.13%
PRE-TAX INCOME	1.08%	1.01%	1.37%	1.27%	1.35%	1.21%

Income Taxes	0.11%	0.08%	0.29%	0.25%	0.32%	0.21%
Tax-Exempt Adjustment	0.21%	0.22%	0.17%	0.14%	0.12%	0.17%
INCOME BEFORE EXTRAS	0.76%	0.71%	0.90%	0.88%	0.92%	0.84%
Net Income:Noncontrolling Interests	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Extraordinary Items	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
NET INCOME	0.76%	0.71%	0.90%	0.88%	0.92%	0.83%

Average Total Assets	$948,881	$983,764	$1,044,583	$1,088,411	$1,117,829

Page18

Company  Financial  Summary– Interim

Income  Statement

		Regulatory Reports
	CAGR	YTD			Last
	2010 - 2014	2014	9/30/15	Annual'ed	12 months
Interest Income - Tax Equivalent	-2.2%	$38,624	$30,385	$40,625	$40,110
Interest Expense	-23.4%	2,405	1,678	2,243	2,235
NET INTEREST INCOME	0.6%	$36,219	$28,707	$38,381	$37,875
Provision for Loan Losses	NA	$0	$0	$0	$0
Service Charges	-13.5%	$3,006	$2,428	$3,246	$3,161
Fiduciary Fees	6.1%	2,490	1,911	2,555	2,515
Insurance Commissions and Fees	-15.1%	97	40	53	61
Net Gain on Sale of OREO/Other Assets	NA	516	17	23	62
Net Servicing Fees	NA	0	0	0	0
Net Gain on Sale of Loans/Leases	-11.2%	324	190	254	315
Other Fee Income	NA	410	442	591	527
Other Non-Interest Income	18.7%	3,694	2,851	3,812	3,797
NON-INTEREST INCOME	9.0%	$10,537	$7,879	$10,534	$10,438
Securities Gains (Losses)	-20.3%	$651	$405	$541	$516
Salaries & Benefits	2.5%	$17,557	$13,700	$18,317	$17,932
Fixed Assets	1.6%	3,924	3,098	4,142	4,169
Other Expense	-3.9%	10,805	8,308	11,108	11,056
NON-INTEREST EXPENSE	0.0%	$32,286	$25,106	$33,567	$33,157
PRE-TAX INCOME	10.3%	$15,121	$11,885	$15,890	$15,672

Income Taxes	37.2%	$3,556	$2,577	$3,445	$3,448
Tax-Exempt Adjustment	-10.0%	1,307	1,262	1,687	1,568
INCOME BEFORE EXTRAS	9.2%	$10,258	$8,046	$10,757	$10,656
Net Income:Noncontrolling Interests	0.0%	16	8	11	16
NET INCOME	9.2%	$10,242	$8,038	$10,747	$10,640

Preferred Dividends		$0	$0	$0	$0
Common Dividends		$3,640	$1,781	$2,381	$3,594

Page19

Company  Financial  Summary– Interim

Common Sized Income  Statement

		Regulatory Reports
	Average			Last
	2010 - 2014	2014	Annual'ed	12 months
Interest Income	3.87%	3.46%	3.37%	3.39%
Interest Expense	0.42%	0.22%	0.19%	0.19%
NET INTEREST INCOME	3.46%	3.24%	3.18%	3.20%
Provision for Loan Losses	0.12%	0.00%	0.00%	0.00%
Service Charges	0.36%	0.27%	0.27%	0.27%
Fiduciary Fees	0.21%	0.22%	0.21%	0.21%
Insurance Commissions and Fees	0.01%	0.01%	0.00%	0.01%
Net Gain on Sale of OREO/Other Assets	-0.10%	0.05%	0.00%	0.01%
Net Servicing Fees	0.00%	0.00%	0.00%	0.00%
Net Gain on Sale of Loans/Leases	0.04%	0.03%	0.02%	0.03%
Other Fee Income	0.02%	0.04%	0.05%	0.04%
Other Non-Interest Income	0.32%	0.33%	0.32%	0.32%
NON-INTEREST INCOME	0.88%	0.94%	0.87%	0.88%
Security Gains (Losses)	0.13%	0.06%	0.04%	0.04%
Salaries & Benefits	1.68%	1.57%	1.52%	1.51%
Fixed Assets	0.37%	0.35%	0.34%	0.35%
Other Expense	1.07%	0.97%	0.92%	0.93%
NON-INTEREST EXPENSE	3.13%	2.89%	2.79%	2.80%
PRE-TAX INCOME	1.21%	1.35%	1.32%	1.32%
Income Taxes	0.21%	0.32%	0.29%	0.29%
Tax-Exempt Adjustment	0.17%	0.12%	0.14%	0.13%
INCOME BEFORE EXTRAS	0.84%	0.92%	0.89%	0.90%
Net Income:Noncontrolling Interests	0.00%	0.00%	0.00%	0.00%
NET INCOME	0.83%	0.92%	0.89%	0.90%

Average Total Assets		$1,117,829	$1,205,100	$1,184,285

Company  Financial  Summary

Loan Portfolio

						Changes 2013-2014		CAGR
	2010	2011	2012	2013	2014	Dollar	Percent	2010-14
Construction & Development	$37,374	$33,270	$41,848	$35,066	$58,210	$23,144	66.0%	11.7%
Commercial Real Estate	156,393	143,966	171,867	185,901	172,599	(13,302)	-7.2%	2.5%
Commercial & Industrial	56,364	57,762	82,857	93,658	98,964	5,306	5.7%	15.1%
Farmland	31,129	27,940	27,401	29,637	31,688	2,051	6.9%	0.4%
Agricultural	385	365	332	348	1,490	1,142	328.2%	40.3%
Residential Real Estate	224,839	209,798	204,715	218,879	233,116	14,237	6.5%	0.9%
Consumer	17,300	15,445	15,648	16,240	15,749	(491)	-3.0%	-2.3%
Other Balances	38,499	31,761	24,947	26,876	40,590	13,714	51.0%	1.3%
TOTAL LOANS	$562,283	$520,307	$569,615	$606,605	$652,406	$45,801	7.6%	3.8%

(% of Total Loans)
	2010	2011	2012	2013	2014	Average
Construction & Development	6.6%	6.4%	7.3%	5.8%	8.9%	7.0%
Commercial Real Estate	27.8%	27.7%	30.2%	30.6%	26.5%	28.6%
Commercial & Industrial	10.0%	11.1%	14.5%	15.4%	15.2%	13.3%
Farmland	5.5%	5.4%	4.8%	4.9%	4.9%	5.1%
Agricultural	0.1%	0.1%	0.1%	0.1%	0.2%	0.1%
Residential Real Estate	40.0%	40.3%	35.9%	36.1%	35.7%	37.6%
Consumer	3.1%	3.0%	2.7%	2.7%	2.4%	2.8%
Other Balances	6.8%	6.1%	4.4%	4.4%	6.2%	5.6%
TOTAL LOANS	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Concentrations in Commercial RE Lending
	2010	2011	2012	2013	2014
Total Construction & Development	$37,374	$33,270	$41,848	$35,066	$58,210
Total Risk-Based Capital	$106,147	$107,852	$110,719	$111,807	$115,532
% of Total Risk-Based Capital	35.2%	30.8%	37.8%	31.4%	50.4%

Const. & Develop and Comm Real Estate	$111,114	$94,626	$132,872	$146,351	$161,631
% of Total Risk-Based Capital	104.7%	87.7%	120.0%	130.9%	139.9%

Company  Financial  Summary  – Interim

Loan Portfolio

	CAGR	Regulatory Reports
	2010 - 2014	2014	9/30/15
Construction & Development	11.7%	$58,210	$63,421
Commercial Real Estate	2.5%	172,599	168,937
Commercial & Industrial	15.1%	98,964	130,332
Farmland	0.4%	31,688	31,109
Agricultural	40.3%	1,490	1,011
Residential Real Estate	0.9%	233,116	259,931
Consumer	-2.3%	15,749	17,982
Other Balances	1.3%	40,590	55,693
TOTAL LOANS	3.8%	$652,406	$728,416

(% of Total Loans)	Average
	2010 - 2014	2014	9/30/15
Construction & Development	7.0%	8.9%	8.7%
Commercial Real Estate	28.6%	26.5%	23.2%
Commercial & Industrial	13.3%	15.2%	17.9%
Farmland	5.1%	4.9%	4.3%
Agricultural	0.1%	0.2%	0.1%
Residential Real Estate	37.6%	35.7%	35.7%
Consumer	2.8%	2.4%	2.5%
Other Balances	5.6%	6.2%	7.6%
TOTAL LOANS	100.0%	100.0%	100.0%

Concentrations in Commercial RE Lending
		2014	9/30/15
Total Construction & Development		$58,210	$63,421
Total Risk-Based Capital		$115,532	$119,195
% of Total Risk-Based Capital		50.4%	53.2%

Const. & Develop and Comm Real Estate		$161,631	$163,570
% of Total Risk-Based Capital		139.9%	137.2%

Company  Financial  Summary

Credit Quality

						Changes 2013-2014
Asset Quality	2010	2011	2012	2013	2014	Dollar	Percent
Loans 90+ Past Due	$0	$0	$28	$0	$97	$97	NA
Non-Accrual Loans	8,260	11,469	8,074	5,396	5,380	($16)	-0.3%
NON-PERFORMINGLOANS	$8,260	$11,469	$8,102	$5,396	$5,477	$81	1.5%
Other Real Estate Owned (OREO)	$7,927	$8,827	$5,678	$1,438	$5	($1,433)	-99.7%
Other Assets 90+ Past Due	0	0	0	0	0	$0	NA
Other Non-Accrual Assets	0	0	0	0	0	$0	NA
NON-PERFORMINGASSETS	$16,187	$20,296	$13,780	$6,834	$5,482	($1,352)	-19.8%

Asset Quality Ratios						Averages
Loans 90+ Past Due, % of Loans	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%
Non-Accrual Loans, % of Loans	1.47%	2.20%	1.42%	0.89%	0.82%	1.36%
NPL's, % OF TOTAL LOANS	1.47%	2.20%	1.42%	0.89%	0.84%	1.36%
NPAs, % of Loans and OREO	2.84%	3.84%	2.40%	1.12%	0.84%	2.21%
NPAs, % of Assets	1.72%	1.99%	1.26%	0.63%	0.47%	1.21%
Texas Ratio (1)	15.18%	18.07%	12.24%	6.59%	4.83%	11.38%

Loan Loss Allowance
Period-end	$9,420	$9,200	$8,809	$8,595	$7,934	$8,792
% of Non-Performing Assets	58.19%	45.33%	63.93%	125.77%	144.73%	87.59%
% of Non-Performing Loans	114.04%	80.22%	108.73%	159.28%	144.86%	121.43%

% of Loans	1.68%	1.77%	1.55%	1.42%	1.22%	1.52%

Net Charge-Offs
Total Charge-Offs	$2,232	$3,552	$1,885	$298	$790	$1,751
Total Recoveries	827	207	374	84	129	$324
NET CHARGE-OFFS	$1,405	$3,345	$1,511	$214	$661	$1,427
Net Charge-Offs / Average Loans	0.24%	0.61%	0.29%	0.04%	0.11%	0.26%

(1) Texas Ratio defined as (Total NPAs)/(Tangible Equity Plus the Loan Loss Reserve)

Company  Financial  Summary  – Interim

Credit Quality

		Regulatory Reports
Asset Quality		2014	9/30/15
Loans 90+ Past Due		$97	$143
Non-Accrual Loans		5,380	1,985
NON-PERFORMING LOANS		$5,477	$2,128
Other Real Estate Owned (OREO)		$5	$90
Other Assets 90+ Past Due		0	0
Other Non-Accrual Assets		0	0
NON-PERFORMING ASSETS		$5,482	$2,218
	Average
Asset Quality Ratios	2010 - 2014
Loans 90+ Past Due, % of Loans	0.00%	0.01%	0.02%
Non-Accrual Loans, % of Loans	1.36%	0.82%	0.27%
NPL's, % OF TOTAL LOANS	1.36%	0.84%	0.29%
NPAs, % of Loans and OREO	2.21%	0.84%	0.30%
NPAs, % of Assets	1.21%	0.47%	0.18%
Texas Ratio (1)	11.38%	4.83%	1.86%

Loan Loss Allowance
Period-end	$8,792	$7,934	$8,585
% of Non-Performing Assets	87.59%	144.73%	387.06%
% of Non-Performing Loans	121.43%	144.86%	403.43%
% of Loans	1.52%	1.22%	1.18%

	Average		YTD
Net Charge-Offs	2010 - 2014	2014	9/30/15
Total Charge-Offs	$1,751	$790	$47
Total Recoveries	324	129	698
NET CHARGE-OFFS	$1,427	$661	($651)
Net Charge-Offs / Average Loans	0.26%	0.10%	-0.09%

(1) Texas Ratio defined as (Total NPAs)/(Tangible Equity Plus the Loan Loss Reserve)

Company  Financial  Summary

Financial Ratios

Balance Sheet	2010	2011	2012	2013	2014	Averages
Full-Time Equivalent Employee	253	260	259	245	239	251
Assets / FTE	$3,722	$3,915	$4,214	$4,459	$4,900	$4,242
Total Equity / Assets	11.28%	11.02%	10.33%	9.54%	9.79%	10.39%
Common Equity / Assets	11.27%	11.01%	10.33%	9.53%	9.78%	10.38%
Tangible Common Equity / Tang. Assets	10.41%	10.21%	9.58%	8.78%	9.08%	9.61%
Tier 1 Capital Ratio	14.96%	15.67%	14.58%	14.35%	13.67%	14.65%
Total Risk Based Capital Ratio	16.21%	16.91%	15.82%	15.55%	14.67%	15.83%
*Includes Mortgage Servicing Rights
Loans / Deposits	71.0%	60.8%	61.1%	63.4%	64.0%	64.0%
Liquidity Ratio	15.5%	22.5%	21.5%	17.2%	18.8%	19.1%
Jumbo CDs / Total Deposits	13.4%	12.7%	12.9%	12.8%	11.9%	12.7%
Borrowings / Total Assets	3.2%	3.3%	2.5%	1.7%	1.9%	2.5%
NPAs, % of Loans and OREO	2.84%	3.84%	2.40%	1.12%	0.84%	2.21%
NPAs, % of Assets	1.72%	1.99%	1.26%	0.63%	0.47%	1.21%

Income Statement
Yield on Earning Assets	4.87%	4.57%	4.01%	3.88%	3.69%	4.20%
Cost of Interest Bearing Liabilities	0.91%	0.64%	0.46%	0.33%	0.27%	0.52%
YIELD / COST SPREAD	3.96%	3.93%	3.55%	3.55%	3.42%	3.68%
Net Interest Margin (Tax Equivalent)	4.07%	4.01%	3.61%	3.60%	3.46%	3.75%

Efficiency Ratio	75.4%	74.1%	70.0%	71.9%	69.1%	72.1%
Effective Tax Rate	9.8%	7.5%	21.3%	19.5%	23.5%	16.3%
ROAA	0.76%	0.71%	0.90%	0.88%	0.92%	0.83%
ROACE	6.76%	6.61%	8.37%	8.69%	9.79%	8.04%
ROAE	6.76%	6.61%	8.37%	8.69%	9.79%	8.04%
Dividend Payout Ratio	56.1%	56.7%	41.3%	38.9%	35.5%	45.7%

Company  Financial  Summary  – Interim

Financial Ratios

		Regulatory Reports
	Average		LTM
Balance Sheet	2010 - 2014	2014	9/30/15
Full-Time Equivalent Employee	251	239	232
Assets / FTE	$4,242	$4,900	$5,306
Total Equity / Assets	10.39%	9.79%	9.75%
Common Equity / Assets	10.38%	9.78%	9.74%
Tangible Common Equity / Tang. Assets	9.61%	9.08%	9.07%
Tier 1 Capital Ratio	14.65%	13.67%	13.42%
Total Risk Based Capital Ratio	15.83%	14.67%	14.46%
*Includes Mortgage Servicing Rights
Loans / Deposits	64.03%	63.96%	68.64%
Liquidity Ratio	19.12%	18.83%	13.56%
Jumbo CDs / Total Deposits	12.73%	11.89%	10.95%
Borrowings / Total Assets	2.5%	1.9%	3.0%
NPAs, % of Loans and OREO	2.21%	0.84%	0.30%
NPAs, % of Assets	1.21%	0.47%	0.18%

Income Statement
Yield on Earning Assets	4.20%	3.69%	3.43%
Cost of Interest Bearing Liabilities	0.52%	0.27%	0.24%
YIELD / COST SPREAD	3.68%	3.42%	3.20%
Net Interest Margin (Tax Equivalent)	3.75%	3.46%	3.37%
Efficiency Ratio	72.10%	69.05%	68.63%
Effective Tax Rate	16.33%	23.52%	22.00%
ROAA	0.83%	0.92%	0.90%
ROACE	8.04%	9.79%	9.28%
ROAE	8.04%	9.79%	9.28%
Dividend Payout Ratio	45.7%	35.5%	33.8%

Company  Valuation  –Going Concern

Levels of Value

Fair Value: pro rata going concern value

Company  Going Concern  Fair Value: Assumptions

Income Approach:
Long Term Growth Rate of 5% (after year five) into perpetuity. The Company’s markets are expected to realize deposit weighted average population growth of 5.2% between 2016 and 2021. Additionally, the Congressional Budget Office projects an average nominal GDP estimates for 2020 through 2025 of 4.2%. The Company has posted a five-year compound annual growth rate on assets of 5.6% between 2010 and 2014 and posted 5.1% growth year- to date through September 30, 2015.

Discount Rate of 12.75% - The projections provided by management indicate the Company’s ROAA will range from 0.89% in Year 1 to 0.94% in Year 5. Between 2010 and 2014, the Company averaged a 0.83% ROAA and 0.90% as of 9/30/15 on an LTM basis. ROAA is affected by asset quality that improved significantly resulting in zero provisions for loan losses since 2013. Sheshunoff applied a 12.75% discount rate which accounts for the risk associated with the Company achieving these projections.

Company  Going Concern  Fair Value: Assumptions

Discount Rate Calculation - September 30, 2015

Risk-free rate (20yr Treasury Constant)	2.62%
Equity Risk Premium (Duff & Phelps) * Beta [1] (7% * 0.769)	5.38%
Size Premium (Duff & Phelps)	3.74%
Company Specific Risk Premium	0.50%
CALCULATED ROR	12.24%
SELECTED ROR	12.25%

1 Beta calculated as Median of banks between $1B and $2B in assets from 2012 through 2014

Company  Going Concern  Fair Value: Income Approach

	Base
Projected Assets, Net Income, Dividends	9/30/15	Year 1	Year 2	Year 3	Year 4	Year 5
Asset Growth		1.09%	2.42%	1.42%	2.02%	2.46%
Target Total Assets	$1,230,896	$1,244,360	$1,274,496	$1,292,613	$1,318,723	$1,351,196
Average Assets	$1,184,285	$1,237,628	$1,259,428	$1,283,555	$1,305,668	$1,334,960
Return on Assets (ROAA)	0.90%	0.89%	0.92%	0.94%	0.94%	0.94%
NET INCOME	$10,640	$10,958	$11,544	$12,076	$12,287	$12,589
Preferred Dividends	$0	$0	$0	$0	$0	$0
AVAILABLE TO COMMON	$10,640	$10,958	$11,544	$12,076	$12,287	$12,589
Retained Earnings		$7,495	$8,155	$8,761	$9,046	$9,422
AVAILABLE FOR COMMON DIVIDENDS		$3,463	$3,389	$3,315	$3,241	$3,167

	Base
Projected Changes in Equity	9/30/15	Year 1	Year 2	Year 3	Year 4	Year 5
Beginning Common Equity		$119,867	$124,485	$129,762	$135,646	$141,814
Net Income, Available to Common		10,958	11,544	12,076	12,287	12,589
Common Stock Issued		0	0	0	0	0
Treasury Purchases		(2,878)	(2,878)	(2,878)	(2,878)	(2,878)
Dividends Paid to Common		(3,463)	(3,389)	(3,315)	(3,241)	(3,167)
ENDING COMMON EQUITY	$119,867	$124,485	$129,762	$135,646	$141,814	$148,359
Goodwill	($9,018)	($9,018)	($9,018)	($9,018)	($9,018)	($9,018)
Other Intangibles	0	0	0	0	0	0
TANGIBLE COMMON EQUITY	$110,849	$115,467	$120,744	$126,628	$132,796	$139,341

Ratios
Common Payout Ratio	NA	31.60%	29.36%	27.45%	26.38%	25.16%
Tangible Common/Tangible Assets	9.07%	9.35%	9.54%	9.87%	10.14%	10.38%

Company  Going Concern  Fair Value: Income Approach

						Terminal
	Year 1	Year 2	Year 3	Year 4	Year 5	Value
Optimum Dividends	$10,774	$11,159	$11,016	$6,631	$6,327	$170,935
Discount Factors @ 12.25%	0.9439	0.8409	0.7491	0.6673	0.5945	0.5611
ANNUAL PRESENT VALUE	$10,169	$9,383	$8,252	$4,425	$3,762	$95,918

TOTAL PRESENT VALUE	$131,908

Company  Going Concern  Fair Value: Assumptions

Market Approach: Regional Guideline Companies

Sheshunoff reviewed regional publicly traded banks on either the NYSE, NYSE-AMEX, or NASDAQ exchange;
Headquartered in Tennessee, Kentucky, Alabama, or Mississippi; and with
Total assets less than $5 billion.

Sheshunoff focused on Publicly Traded companies that had performance similar to the Company with:

Tangible Equity to Assets Between 8.25% and 10%
NPAs/Assets less than 0.40%
Core ROAA between 0.80% and 0.95%

Company  Going Concern  Fair Value: Market Approach

							Pricing Multiples						Four-Year Growth Rates
			Number		Stock	Change				Core
			of		Price as of	Since		Tangible	8% Tg.	LTM						Core
Company	City	ST	Branches	Ticker	9/30/15	2014Q4	Book	Book	Book	EPS	Assets	Deposits	Asset	Loan	Deposit	Income

Athens Bancshares Corporation	Athens	TN	7	AFCB	29.99	18.1%	1.21	1.21	1.38	18.8	17.2%	21.4%	2.1%	4.5%	3.6%	34.8%
Auburn National Bancorp.	Auburn	AL	10	AUBN	26.47	12.0%	1.21	1.21	1.26	12.7	11.8%	13.3%	0.8%	1.7%	3.4%	15.2%
Avenue Financial Holdings Inc.	Nashville	TN	6	AVNU	13.20	NA	1.46	1.50	1.52	21.5	12.3%	15.1%	13.8%	NM	13.7%	NM
Citizens First Corp.	Bowling Green	KY	8	CZFC	12.66	6.4%	0.80	0.93	0.95	9.1	5.9%	6.9%	4.2%	4.4%	4.3%	5.8%
Citizens Holding Co.	Philadelphia	MS	23	CIZN	22.25	14.5%	1.29	1.34	1.36	15.7	11.3%	14.5%	3.0%	-1.9%	6.7%	0.7%
Commerce Union Bancshares Inc.	Brentwood	TN	7	CUBN	13.30	2.3%	1.00	1.16	1.20	15.6	11.1%	15.5%	12.1%	19.4%	14.3%	37.9%
Community Trust Bancorp Inc.	Pikeville	KY	81	CTBI	35.51	-3.0%	1.32	1.54	1.73	13.9	16.3%	20.9%	2.6%	1.2%	1.5%	6.9%
Farmers Capital Bank Corp.	Frankfort	KY	34	FFKT	24.85	6.7%	1.11	1.11	1.13	12.5	10.6%	13.7%	-2.0%	-6.0%	-1.3%	71.2%
First Bancshares Inc.	Hattiesburg	MS	28	FBMS	17.47	20.4%	1.11	1.34	1.27	11.4	8.3%	9.7%	21.4%	20.7%	22.5%	24.9%
Franklin Financial Network Inc	Franklin	TN	11	FSB	22.35	29.2%	1.32	1.41	1.43	15.2	11.7%	13.7%	40.3%	42.1%	39.9%	145.0%
HopFed Bancorp Inc.	Hopkinsville	KY	18	HFBC	11.95	-6.1%	0.93	0.93	0.91	26.8	9.4%	11.7%	-3.6%	-2.7%	-3.0%	1.2%
National Commerce Corp.	Birmingham	AL	19	NCOM	23.98	NA	1.33	1.63	1.83	27.7	16.8%	19.8%	NM	NM	NM	NM
Peoples Financial Corp.	Biloxi	MS	19	PFBX	9.70	-22.1%	0.54	0.54	0.21	NM	7.6%	9.4%	-4.0%	-3.0%	1.7%	NM
Porter Bancorp Inc.	Louisville	KY	17	PBIB	1.40	191.7%	1.22	1.35	1.14	NM	4.0%	4.3%	-12.3%	-16.5%	-10.9%	NM
Republic Bancorp Inc.	Louisville	KY	40	RBCAA	24.55	-0.7%	0.89	0.91	0.84	15.6	12.7%	21.6%	0.8%	8.6%	-2.8%	-18.4%
ServisFirst Bancshares Inc.	Birmingham	AL	18	SFBS	41.53	26.0%	2.50	2.60	2.74	18.2	22.5%	26.6%	20.6%	24.5%	17.9%	31.9%
Stock Yards Bancorp Inc.	Louisville	KY	37	SYBT	36.35	9.0%	1.92	1.94	2.25	14.9	20.6%	25.2%	7.7%	5.3%	9.2%	11.3%
United Security Bancshares	Thomasville	AL	21	USBI	8.13	-8.0%	0.64	0.64	0.38	19.2	8.9%	10.6%	-2.0%	-10.2%	-1.0%	NM

Note: Regional defined as headquartered in Tennessee, Kentucky, Alabama, or Mississippi

			Maximum		41.53	191.7%	2.50	2.60	2.74	27.7	22.5%	26.6%	40.3%	42.1%	39.9%	145.0%
			Minimum		1.40	-22.1%	0.54	0.54	0.21	9.1	4.0%	4.3%	-12.3%	-16.5%	-10.9%	-18.4%
			Average		20.87	18.5%	1.21	1.30	1.31	16.8	12.2%	15.2%	6.2%	5.8%	7.0%	28.3%
			Median		22.30	7.9%	1.21	1.27	1.26	15.6	11.5%	14.1%	2.6%	3.0%	3.6%	15.2%

First Farmers And Merchants Corporation			19	FFMH	18.63	-4.9%	0.74	0.80	0.78	8.8	7.2%	8.4%	5.6%	3.8%	6.5%	9.2%

Company  Going Concern  Fair Value: Market Approach

	Balance Sheet Ratios							Profitability Ratios
								Core	Core
	Total	Common	T. Com	Total Risk				Return	Return		Net
	Assets	Equity/	Equity/	Based	Loans/	Jumbos/	Borrs/	on Avg	Avg Com	Efficiency	Interest
Company	($000's)	Assets	T. Assets	Capital	Deposits	Deposits	Assets	Assets	Equity	Ratio	Margin

Athens Bancshares Corporation	314,400	14.23%	14.21%	17.26%	101.5%	5.5%	4.1%	0.93%	6.59%	74.8%	4.37%
Auburn National Bancorp.	817,994	9.73%	9.73%	17.78%	58.1%	18.2%	1.3%	0.96%	9.90%	57.8%	3.17%
Avenue Financial Holdings Inc.	1,108,211	8.42%	8.18%	13.03%	91.1%	2.4%	9.5%	0.58%	7.11%	70.3%	3.30%
Citizens First Corp.	424,281	7.32%	6.36%	13.54%	88.9%	3.0%	4.8%	0.84%	11.61%	69.8%	3.84%
Citizens Holding Co.	960,895	8.80%	8.50%	17.66%	56.8%	6.2%	12.4%	0.74%	8.40%	72.5%	3.38%
Commerce Union Bancshares Inc.	852,689	11.07%	9.65%	14.41%	103.6%	10.4%	17.1%	0.88%	7.55%	74.3%	4.12%
Community Trust Bancorp Inc.	3,808,148	12.36%	10.82%	17.76%	93.7%	21.3%	8.6%	1.18%	9.70%	57.4%	3.85%
Farmers Capital Bank Corp.	1,764,755	9.84%	9.57%	19.79%	68.1%	8.5%	11.6%	0.86%	9.32%	72.5%	3.31%
First Bancshares Inc.	1,137,849	7.43%	6.23%	12.15%	76.9%	11.1%	6.1%	0.78%	11.03%	69.7%	3.71%
Franklin Financial Network Inc	2,002,538	8.87%	8.35%	13.74%	65.8%	21.3%	4.7%	0.93%	9.84%	59.2%	3.70%
HopFed Bancorp Inc.	882,736	10.06%	10.06%	17.18%	80.3%	10.4%	9.2%	0.52%	5.08%	84.9%	3.29%
National Commerce Corp.	1,350,781	12.58%	10.51%	13.78%	88.8%	15.3%	1.6%	0.78%	6.06%	66.3%	4.24%
Peoples Financial Corp.	656,649	13.95%	13.93%	19.81%	64.5%	4.9%	4.6%	-1.96%	-14.32%	88.6%	3.00%
Porter Bancorp Inc.	951,480	3.26%	2.72%	10.25%	69.5%	28.4%	3.0%	-0.80%	-34.20%	92.5%	3.21%
Republic Bancorp Inc.	4,035,977	14.24%	14.02%	20.98%	138.7%	5.4%	26.3%	0.85%	5.77%	66.6%	3.28%
ServisFirst Bancshares Inc.	4,772,601	9.03%	8.69%	12.05%	99.1%	10.8%	6.0%	1.39%	15.30%	38.2%	3.76%
Stock Yards Bancorp Inc.	2,624,607	10.70%	10.62%	13.68%	90.5%	4.8%	6.6%	1.45%	13.61%	57.9%	3.70%
United Security Bancshares	548,537	13.91%	13.91%	24.79%	51.3%	3.2%	0.2%	0.47%	3.49%	85.0%	5.34%

Maximum	4,772,601	14.24%	14.21%	24.79%	138.7%	28.4%	26.3%	1.45%	15.30%	92.5%	5.34%
Minimum	314,400	3.26%	2.72%	10.25%	51.3%	2.4%	0.2%	-1.96%	-34.20%	38.2%	3.00%
Average	1,611,952	10.32%	9.78%	16.09%	82.6%	10.6%	7.7%	0.63%	5.10%	69.9%	3.70%
Median	1,034,553	9.95%	9.69%	15.80%	84.5%	9.4%	6.0%	0.84%	7.97%	70.0%	3.70%

First Farmers And Merchants Corporation	1,230,896	9.74%	9.07%	14.46%	68.6%	10.9%	3.0%	0.87%	8.99%	68.6%	3.37%

Company  Going Concern  Fair Value: Market Approach

	Loan Composition (% of Total Loans)								Asset Quality

	Constr &	Commercial	Commercial	Farm	Agricultural	Residential	Consumer	Other	NPAs /	NPLs/	LLR/	LLR/
Company	Development	Real Estate	& Industrial	Loans	Loans	Real Estate	Loans	Loans	Assets	Loans	NPLs	Loans

Athens Bancshares Corporation	11.4%	33.3%	7.5%	1.0%	0.0%	41.8%	5.0%	0.0%	0.91%	0.46%	322%	1.49%
Auburn National Bancorp.	8.8%	41.4%	13.5%	0.5%	0.1%	28.8%	3.3%	3.7%	0.49%	0.88%	136%	1.20%
Avenue Financial Holdings Inc.	9.8%	36.9%	34.1%	0.0%	0.0%	18.3%	0.9%	0.1%	0.12%	0.04%	3029%	1.16%
Citizens First Corp.	6.8%	45.4%	11.1%	8.6%	2.9%	23.9%	1.4%	0.0%	0.29%	0.32%	484%	1.53%
Citizens Holding Co.	11.2%	39.7%	9.1%	5.9%	0.3%	26.0%	6.1%	1.8%	1.96%	3.54%	45%	1.58%
Commerce Union Bancshares Inc.	10.6%	30.7%	18.5%	4.0%	1.8%	31.2%	2.3%	0.9%	0.67%	0.69%	174%	1.21%
Community Trust Bancorp Inc.	6.0%	26.5%	9.6%	2.0%	0.5%	33.7%	18.4%	3.3%	1.77%	1.16%	109%	1.26%
Farmers Capital Bank Corp.	11.4%	37.2%	5.6%	2.3%	0.3%	37.8%	1.3%	4.0%	1.76%	0.88%	138%	1.21%
First Bancshares Inc.	11.5%	37.1%	16.6%	1.7%	0.0%	30.5%	2.2%	0.5%	1.10%	1.06%	85%	0.90%
Franklin Financial Network Inc	30.4%	28.2%	14.9%	0.1%	0.4%	25.7%	0.4%	0.0%	0.07%	0.08%	1029%	0.86%
HopFed Bancorp Inc.	9.2%	32.5%	11.5%	7.3%	3.9%	32.8%	2.9%	0.0%	1.18%	1.51%	63%	0.96%
National Commerce Corp.	10.3%	39.4%	20.2%	0.2%	0.0%	26.4%	1.7%	1.9%	0.55%	0.37%	247%	0.92%
Peoples Financial Corp.	11.3%	49.3%	16.2%	0.1%	0.0%	19.2%	1.9%	2.0%	4.50%	5.37%	45%	2.40%
Porter Bancorp Inc.	6.0%	31.6%	12.1%	12.0%	4.7%	31.9%	1.5%	0.1%	4.85%	2.72%	84%	2.27%
Republic Bancorp Inc.	1.4%	24.9%	5.5%	0.1%	0.0%	51.7%	1.0%	15.5%	0.64%	0.70%	116%	0.81%
ServisFirst Bancshares Inc.	5.7%	38.2%	41.0%	2.0%	1.2%	10.4%	1.3%	0.3%	0.34%	0.26%	410%	1.05%
Stock Yards Bancorp Inc.	6.5%	41.9%	27.7%	0.1%	0.0%	17.4%	1.6%	4.9%	0.56%	0.52%	214%	1.10%
United Security Bancshares	4.8%	38.0%	4.9%	0.0%	0.0%	19.1%	31.0%	2.3%	1.96%	1.58%	114%	1.80%

Maximum	30.4%	49.3%	41.0%	12.0%	4.7%	51.7%	31.0%	15.5%	4.85%	5.37%	3029%	2.40%
Minimum	1.4%	24.9%	4.9%	0.0%	0.0%	10.4%	0.4%	0.0%	0.07%	0.04%	45%	0.81%
Average	9.6%	36.2%	15.5%	2.7%	0.9%	28.1%	4.7%	2.3%	1.32%	1.23%	380%	1.32%
Median	9.5%	37.2%	12.8%	1.4%	0.2%	27.6%	1.8%	1.4%	0.79%	0.79%	137%	1.20%

First Farmers And Merchants Corporation	8.7%	23.2%	17.9%	4.3%	0.1%	35.7%	2.5%	7.6%	0.18%	0.29%	403%	1.18%

Company  Going Concern  Fair Value: Assumptions

	Tg. Equity/	NPAs/	Core
	Tg. Assets	Assets	ROAA
Financial Criteria	8.25%- 10%	<0.40%	0.80% - 0.95%

Pricing Multiple of	Tg. Book	8% Tg. Book	LTM Earnings
More than one similar financial criteria
Average	1.57	1.71	13.1
Median	1.29	1.43	13.9

Headquarted in Tennessee with similar financial criteria
Average	1.29	1.47	16.5
Median	1.29	1.47	15.6

Selected Multiple	1.30	1.45	14.5

Company  Going Concern  Fair Value: Summary

SUMMARY FINANCIALS AS OF SEPTEMBER 30, 2015	(Thousands)
Total Assets	$1,230,896
Tangible Assets	$1,221,878
Common Equity	$119,867
Tangible Common Equity	$110,849
8.0% Tangible Common Equity	$97,750
LTM Core Net Income as of September 30, 2015	$10,307
Year 1 Projected Net Income	$10,958
VALUATION APPROACHES
Income Approach
Discounted Cash Flow Method (Discount Rate of 12.25%)
Optimum Equity Flows	$131,908
Market Approach
Price/Earnings Valuation at Estimated Price/Earnings Ratio
LTM Core Net Income as of September 30, 2015 of $10.3 MM x P/E of 14.50x	$149,447
Price/Tangible Book Valuation at Estimated Price/Tangible Book Ratio:
Tangible Book Value of $110.8 MM x Price/Book Multiple of 1.30x	$144,104
8.0% Tang. Equity of $97.8 MM x Multiple of 1.45x + Excess Equity of $13.1 MM	$154,837
FFMH Market Capitalization (Grey Market)	$89,046
Note: Not considered in Average Market Value
Average Market Value	$149,462
Net Asset Value Approach
Book Value	$119,867
Off Balance Sheet Assets	$1,867
Net Asset Value	$121,734

Company  Going Concern  Fair Value: Per Share Value Range

September 30, 2015
	Value		Weight
Income Approach	$131,908		40%			$52,763
Market Approach	$149,462		40%			$59,785
Net Asset Value Approach	$121,734		20%			$24,347

Estimated Fair Value						$136,895

Estimated Fair Value Range			$135,000		-	$140,000

			Resulting			Resulting
	Market		Value			Value
	Median		Multiples @			Multiples @
COMPARATIVE MULTIPLES	Multiples		$135,000			$140,000
Common Book	1.21	x	1.13	x		1.17	x
Tangible Common Book	1.27	x	1.22	x		1.26	x
8.00% Tangible Book	1.26	x	1.25	x		1.30	x
LTM Core Net Income as of September 30, 2015	15.6	x	13.1	x		13.6	x
Year 1 Projected Net Income	NA		12.3	x		12.8	x
Total Assets	11.5%		11.0%			11.5%
Total Deposits	14.1%		12.7%			13.2%

PER SHARE CALCULATIONS AND ADJUSTMENTS
Estimated Fair Value			$135,000,000			$140,000,000
Shares Outstanding			4,779,697			4,779,697
PRO RATA FAIR VALUE			$28.24			$29.29
ROUNDED TO:			$28.25			$29.30

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